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                                                                    EXHIBIT 32.2


                               HEALTH GRADES, INC.

                  CERTIFICATION BY THE CHIEF FINANCIAL OFFICER
      Pursuant to Rule 15d-14(b) under the Securities Exchange Act of 1934




               I, Allen Dodge, Chief Financial Officer of Health Grades, Inc., a Delaware corporation (the "Company"), hereby certify that, based on my knowledge:

               (1) The Company's periodic report on Form 10-Q for the period ended June 30, 2003 (the "Form 10-Q") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

               (2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                      * * *




/s/ Allen Dodge
------------------------------------
Allen Dodge
Senior Vice President -- Finance/CFO

Date:   August 14, 2003
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